Exhibit 99.1

Bank One Auto Securitization Trust 2003-1

Monthly Servicer Certificate

For the Collection Period ended: April 30, 2007

Distribution Date Summary
		Initial	Begin	End	# days
Distribution Date				5/21/2007
Collection Period			4/1/2007	4/30/2007	30
Monthly Interest Period - Actual			4/20/2007	5/21/2007	31
Monthly Interest - Scheduled					30
Pool Balance		733,163,743.80	81,735,612.62	74,407,190.53	—

Monthly Distribution Summary
	Initial Balance	Beginning Balance	Principal Distribution	Ending Balance	Note Factor
Class A-1 Notes	149,000,000.00	—	—	—	—
Class A-2 Notes	245,000,000.00	—	—	—	—
Class A-3 Notes	151,000,000.00	—	—	—	—
Class A-4 Notes	160,670,000.00	74,373,265.56	6,503,974.60	67,869,290.95	0.4224142
Class B Notes	18,329,000.00	—	—	0.00	0.0000000

Total Securities	723,999,000.00	74,373,265.56	6,503,974.60	67,869,290.95	0.0937422

	Coupon Rate	Monthly Accrued Interest	Prior Interest Carryover	Total Interest Paid	Interest Shortfall
Class A-1 Notes	1.1000%	—	—	—	—
Class A-2 Notes	1.2900%	—	—	—	—
Class A-3 Notes	1.8200%	—	—	—	—
Class A-4 Notes	2.4300%	150,605.86	—	150,605.86	—
Class B Notes	2.1000%	—	—	—	—

Total Securities		150,605.86	—	150,605.86	—

Available Collections
Principal Payments Received					7,234,947.68
Interest Payments Received					439,440.32
Receivables Repurchased during collection period - Principal				—	—
Receivables Repurchased during collection period - Interest					—
Recoveries on Defaulted Receivables					11,578.19

Total Available Collections					7,685,966.19

Reserve Account Transfer Amount					—

Total Available Funds					7,685,966.19

Summary of Distributions
Payment of Servicing Fee:					68,113.01
Payment of Class A Interest Amount:					150,605.86
First Priority Principal Distribution Amount:					—
Payment of Class B Monthly Interest:					—
Regular Principal Distribution Amount:					6,503,974.60
Payment to the Reserve Account to Maintain Specified Reserve Balance:					—

Remaining Available Funds (To the Holder(s) of the Certificates)					963,272.71

Release of excess reserve					7,870.91

Total Funds Remitted (To the Holder(s) of the Certificates)					971,143.62

Bank One Auto Securitization Trust 2003-1

Monthly Servicer Certificate

For the Collection Period ended: April 30, 2007

Calculation of Servicing Fee:

Beginning Pool Balance		81,735,612.62
Multiplied By: Monthly Servicing Fee (1.0%/12)		0.08333%
Monthly Servicing Fee		68,113.01
Plus: Unpaid Servicing Fees from Prior Periods		—

Servicing Fees Due and Paid		68,113.01

Calculation of Class A Interest Amount Due:

Class A-1 Note Interest Accrued		—
Class A-2 Note Interest Accrued		—
Class A-3 Note Interest Accrued		—
Class A-4 Note Interest Accrued		150,605.86
Total Class A Note Interest Accrued During Period		150,605.86
Plus: Interest Shortfalls from Prior Periods		—

Total Class A Note Interest Due		150,605.86

Calculation of Class A Interest Amount Paid:

Available Collections After Servicing Fee		7,617,853.18
Available Collection Shortfall		—
Reserve Account Draw		—

Class A Interest Amount Paid		150,605.86

Class A Interest Shortfall Carryforward		—

Calculation of First Priority Principal Distribution Amount Due:

Beginning Class A Note Balance		74,373,265.56
Less: Ending Pool Balance		74,407,190.53

First Priority Principal Distribution Amount		—

Calculation of First Priority Principal Distribution Amount Paid:

Available Collections After Servicing Fee and Class A Interest		7,467,247.32
Available Collections Shortfall		—
Reserve Account Draw		—

First Priority Principal Distribution Amount Paid		—

Calculation of Class B Interest Amount Due:

Class B Note Interest Accrued		—
Plus: Interest Shortfalls from Prior Periods		—

Total Class B Note Interest Due		—

Calculation of Class B Interest Amount Paid:

Available Collections After Servicing Fee, Class A Interest and First Priority Principal		7,467,247.32
Available Collection Shortfall		—
Reserve Account Draw		—

Class B Interest Amount Paid		—

Class B Interest Shortfall Carryforward		0.00

Calculation of Regular Principal Distribution Amount:

Aggregate Beginning Outstanding Note Balance		74,373,265.56
Less:
Ending Pool Balance	74,407,190.53
Less: Target Overcollateralization Amount	(6,537,899.58)	67,869,290.95

Less: First Priority Principal Distribution Amount		—

Regular Principal Distribution Amount before Reserve Account Draw Amount		6,503,974.60

Available Funds, before Reserve Account Draw		7,467,247.32
Available Funds Shortfall Amount		—
Reserve Account Draw Amount		—

Regular Principal Distribution Amount Paid		6,503,974.60

Bank One Auto Securitization Trust 2003-1

Monthly Servicer Certificate

For the Collection Period ended: April 30, 2007

Class A Principal Distribution Amount Due:

The Greater of:
(A) The Beginning Class A-1 Note Balance	—
(B) The Beginning Class A Note Balance minus the lesser of:	74,373,265.56
(i) the product of (x) the Ending Pool Balance and (y) 88.75% plus a % equivalent of a fraction equal to the Reserve Account (prior to deposits) divided by the Ending Pool Balance	67,869,290.95

6,503,974.60
(ii) the excess of (x) the Ending Pool Balance over (y) the Target Overcollateralization Amount	67,869,290.95

6,503,974.60

Class A Principal Distribution Amount	6,503,974.60

Class B Principal Distribution Amount Due:

The excess of (A) the sum of (i) the Ending Class A Note Balance and (ii) the Beginning Class B Note Balance over (B) the excess of (x) the Ending Pool Balance and (y) the Target Overcollateralization Amount	—

Class B Principal Distribution Amount	—

Principal Distribution Amount Paid:

Available Collections for Principal Distribution	7,467,247.32
(i) To the Class A Notes, sequentially:
(a) Class A-1 Notes	—
(a) Class A-2 Notes	—
(a) Class A-3 Notes	—
(a) Class A-4 Notes	6,503,974.60
(ii) To the Class B Notes	—
(iii) To the Certificateholder	963,272.71

Target Overcollateralization Amount

Lesser of:
(A) 2.25% of the Initial Pool Balance	16,496,184.24
(B) The greater of:
(i) 0.75% of the Initial Pool Balance less the Pre-Addition Reserve Balance	3,657,947.81
(ii) 11.25% of the Ending Pool Balance less the Pre-Addition Reserve Balance	6,537,899.58

Target Overcollateralization Amount	6,537,899.58

Overcollateralization Amount

Beginning Overcollateralization Amount	7,362,347.06
Target Overcollateralization Amount	6,537,899.58
Overcollateralization Excess/(Deficiency)	824,447.49
Overcollateralization Release Amount	824,447.49
Overcollateralization Increase Amount	—

Overcollateralization Amount	6,537,899.58

Reserve Account

Beginning Reserve Account Balance	1,832,909.36
Plus: Interest Accrued	7,870.91
Less: Reserve Account Draw	—
Reserve Account Balance Prior to Deposits	1,840,780.27
Specified Reserve Account Balance is Greater of:
(a) 0.80% of Ending Pool Balance	595,257.52
(b) 0.25% of the Initial Pool Balance	1,832,909.36
Reserve Account (Deficiency)/Excess	7,870.91
Deposit of Excess Available Funds	—
Release of excess reserve	7,870.91

Ending Reserve Account Balance	1,832,909.36

Bank One Auto Securitization Trust 2003-1

Monthly Servicer Certificate

For the Collection Period ended: April 30, 2007

POOL STATISTICS
Collateral Pool Balance Data:

	Initial	Current
Net Pool Balance	733,163,743.80	74,407,190.53
Number of Current Contracts	41,825	14,338
Weighted Average Loan Rate	6.4000%	6.4575%
Weighted Average Remaining Term (months)	56.6	16.5

Net Loss Activity:

	Units	Principal Balance
Principal Losses for Current Collection Period	18	93,474.41
Less: Recoveries from Prior Months Charge offs		11,578.19
Net Principal Losses for Current Collection Period		81,896.22
Monthly Net Loss Rate (Annualized)		1.2024%
Beginning Net Principal Losses	1,377	8,606,866.19
Net Principal Losses for Current Collection Period	18	81,896.22
Cumulative Net Principal Losses	1,395	8,688,762.41
Cumulative Net Principal Loss Rate		1.1851%
Receivables for which related Financed Vehicle has been repossessed and not liquidated	15	103,202.18

Delinquencies Aging Profile - End of Period:
	Percentage $	Units	Outstanding Principal Balance
Current	86.96%	12,853	64,701,918.68
1 - 29 Days Delinquent	10.26%	1,194	7,631,135.70
30 - 59 Days Delinquent	1.76%	187	1,306,098.62
60 - 89 Days Delinquent	0.66%	68	494,447.58
90 - 119 Days Delinquent	0.20%	19	146,605.55
120 - 149 Days Delinquent	0.11%	13	79,973.41
150 - 179 Days Delinquent	0.03%	2	24,844.60
180+ Days Delinquent	0.03%	2	22,166.39

Total		14,338	74,407,190.53

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate on this 17th day of May, 2007.

JPMorgan Chase Bank, NA (formerly Bank One, NA) as Servicer

By:	/s/ Philip C. McNiel
Philip C. McNiel Vice President